Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Lauren Dyke, lauren.dyke@ICF.com, +1.571.373.5577

Recognized Technology Leader to Join ICF Board of Directors

Former HPE, DXC Executive Marilyn Crouther Previously Led $3 Billion

IT and Technology Services Business

FAIRFAX, Va. (September 1, 2020) — ICF (NASDAQ: ICFI), a global consulting and digital services provider, has appointed Marilyn Crouther to its board of directors. A recognized industry leader and former Hewlett Packard Enterprise (HPE) and DXC Technology executive, Crouther brings demonstrated experience in delivering transformational technology and IT modernization services through a blend of horizontal offerings and vertical industry go-to-market approaches.

“Marilyn is a welcome addition to our board,” said Sudhakar Kesavan, ICF executive chairman. “Her extensive experience in growing technology businesses, forging strong partnerships, and delivering innovative solutions is a natural fit for ICF. Her impressive track record of leading large, complex IT projects for public sector clients complements our focus on high-growth, high-profile areas including IT modernization and digital transformation.”

Crouther brings 30 years of visionary leadership in the technology and government contracting markets to ICF. As senior vice president and general manager for HPE - Enterprise Services’ $3 billion U.S. Public Sector business, Crouther was responsible for the go-to-market strategy, operations and delivery of relevant offerings to federal, state and local government clients. She also played a pivotal role in the merger of HPE - Enterprise Services and Computer Sciences Corporation leading to the creation of a new company, DXC Technology.

Crouther serves on the board of directors for the Center for Innovative Technology and the Information Technology Senior Management Forum. She has been recognized as one of the Top Women in Technology by FedScoop and was named to FedScoop DC’s Top 50 Women in Tech for four consecutive years. She was named one of the 300 Most Powerful Executives by Black Enterprise and one of Executive Mosaic’s Washington 100 top executives.

“ICF offers strong cross-cutting capabilities in technology and engagement paired with incredible domain expertise to an impressive roster of clients,” said Crouther. “I look forward to sharing my expertise and helping clients navigate constantly evolving industries and consumer expectations. It’s an honor to join ICF’s board of directors and work alongside such a talented and purpose-driven team.”

###

About ICF

ICF (NASDAQ:ICFI) is a global consulting services company with over 7,000 full- and part-time employees, but we are not your typical consultants. At ICF, business analysts and policy specialists work together with digital strategists, data scientists and creatives. We combine unmatched industry expertise with cutting-edge engagement capabilities to help organizations solve their most complex challenges. Since 1969, public and private sector clients have worked with ICF to navigate change and shape the future. Learn more at icf.com.

Caution Concerning Forward-looking Statements

Statements that are not historical facts and involve known and unknown risks and uncertainties are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements may concern our current expectations about our future results, plans, operations and prospects and involve certain risks, including those related to the government contracting industry generally; our particular business, including our dependence on contracts with U.S. federal government agencies; our ability to acquire and successfully integrate businesses; and the effects of the novel coronavirus disease (COVID-19) and related federal, state and local government actions and reactions on the health of our staff and that of our clients, the continuity of our and our clients' operations, our results of operations and our outlook. These and other factors that could cause our actual results to differ from those indicated in forward-looking statements that are included in the "Risk Factors" section of our securities filings with the Securities and Exchange Commission. The forward-looking statements included herein are only made as of the date hereof, and we specifically disclaim any obligation to update these statements in the future.